UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: September 10, 2021

(Date of earliest event reported)

eGain Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35314	77-0466366

(State or other jurisdiction	(Commission	(I.R.S. employer
of incorporation)	File Number)	Identification Number)

1252 Borregas Avenue, Sunnyvale, California 94089

(Address of principal executive offices, including zip code)

(408) 636-4500 (Registrant’s telephone number, including area code) (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 par value	EGAN	The Nasdaq Stock Market LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

(e) Compensatory Arrangement of Certain Officers.

On September 10, 2021, the Board of Directors (the “Board”) of eGain Corporation (the “Company”) approved (a) for the Company’s Chief Executive Officer, Ashutosh Roy, a variable annual cash compensation of $100,000 (with no change in base salary), and (b) for the Company’s Chief Financial Officer, Eric N. Smit, an increase in base salary from $310,000 to $320,000 and an increase in variable compensation from $90,000 to $130,000, in each case, to be effective as of September 1, 2021.

On September 10, 2021, subject to approval of the stockholders of the Company at a special meeting to be held on September 30, 2021 (the “Stockholder Approval”) with respect to certain amendments (the “Plan Amendments”) to the Company’s Amended and Restated 2005 Stock Incentive Plan (the “Stock Plan”) as further described in the proxy statement filed on August 30, 2021, the Board granted the following options to purchase common stock to certain executive officers of the Company under the Stock Plan. Each such option has an exercise price of $11.36 per share, the closing price of the Company’s common stock on the Nasdaq Stock Market on the date of grant, and vests in equal monthly increments over 48 months from September 1, 2021, subject to continued service.

Name, TitleShares Subject to Option

Ashutosh Roy, Chief Executive Officer300,000

Eric N. Smit, Chief Financial Officer160,000

Promod Narong, Head of Products and Technologies115,000

Item 8.01. Other Events

On September 10, 2021, subject to Stockholder Approval of the Plan Amendments, the Board approved the following grants of options to purchase common stock for its non-employee directors. Each option was granted at an exercise price of $11.36 per share, the closing price of the Company’s common stock on the Nasdaq Stock Market on the date of grant, and vests in equal monthly increments over 48 months from September 1, 2021, subject to continued service.

Non-employee DirectorShares Subject to Option

Gunjan Sinha40,000

Phiroz P. Darukhanavala40,000

Christine Russell40,000

Brett Shockley40,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 15, 2021		eGain Corporation

	By:	/s/ Eric N. Smit
Eric N. Smit Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)